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                                                                   EXHIBIT 10.53


                            COMMONWEALTH OF KENTUCKY
                            MONTGOMERY CIRCUIT COURT
                                  CIVIL BRANCH
                          CIVIL ACTION NO. 99-CI-90023

MONUMENTAL LIFE INSURANCE
COMPANY, successor by merger to
COMMONWEALTH LIFE INSURANCE
COMPANY (through its agent,
AEGON USA Realty Advisors, Inc.,)

          PLAINTIFF,

VS.

BRUNNER COMPANIES LIMITED
PROPERTIES, L.P., III, a Delaware
limited partnership, et al.,

          DEFENDANT.

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                    MUTUAL RELEASE AND SETTLEMENT AGREEMENT

         This Mutual Release and Settlement Agreement entered into this 8 day of December, 1999, by and between MONUMENTAL LIFE INSURANCE COMPANY, a Maryland corporation, successor by merger to COMMONWEALTH LIFE INSURANCE COMPANY, by and through its agent, AEGON USA REALTY ADVISORS, INC., hereinafter referred to as "Monumental'', and BRUNNER COMPANIES INCOME PROPERTIES, L.P., III, hereinafter referred to as "Brunner".

                                  WITNESSETH:

         WHEREAS, Monumental has instituted action against Brunner in the Commonwealth of Kentucky, Montgomery Circuit Court, Civil Branch, Case No. 99-CI-90023; and


         WHEREAS, Brunner has heretofore objected to any relief sought by Monumental regarding any claims against Brunner for any non-recourse debt alleged to have been owed to Monumental and secured by property of Brunner; and
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         WHEREAS, Monumental has heretofore sought and obtained a Summary
Judgment and Order of Sale of that certain property owned by Brunner and heretofore given as security for a non-recourse debt to Monumental; and

         WHEREAS, Brunner is in possession of certain funds in which Monumental maintains it has an interest and a portion of which Monumental alleges to be owed by Brunner; and

         WHEREAS, the parties hereto are desirous of settling between them any and all claims that have been made or could have been made by each against the other in the above-styled civil action:

         NOW THEREFORE IN CONSIDERATION OF THE PREMISES, and the mutual undertakings of the parties, the benefits of which shall flow each to the other, the parties hereto do agree as follows:

                                       1.

         That Monumental has heretofore obtained a Summary Judgment and Order of Sale in the aforesaid civil action, and pursuant thereto, a judicial sale of the real property has occurred on August 6, 1999, and the same has been confirmed by Order dated August 27, 1999.

                                       2.

         That Monumental shall enter a Notice of Satisfaction of Judgment in the aforesaid civil action.

                                       3.

         That simultaneously with the execution of this Mutual Release and Settlement Agreement, Brunner shall pay to Monumental the sum of Sixty-Two Thousand Five Hundred ($62,500.00) Dollars, and in consideration of such payment and other valuable consideration, the sufficiency of which and the receipt of which are hereby acknowledged, Monumental, its respective officers, directors, employees, executors,

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administrators, agents, attorneys, successors and assigns shall and do hereby release and discharge, and by these presents do release and forever discharge Brunner, its respective officers, directors, employees, executors, administrators, agents, attorneys, successors and assigns, and all other persons, firms or corporations whomsoever of and from all claims, demands, damages, action or causes of action resulting, or to result, known and unknown, which have been asserted or could have been asserted in the aforesaid civil action, except and to the extent that Brunner shall receive any rental income, reimbursement, or other form of income in any way related to the aforesaid real property subsequent to June 22, 1999, Brunner shall be obligated to forthwith pay the same to Monumental.

                                       4.

         That simultaneously with the exception of this Mutual Release and Settlement Agreement, and in consideration thereof, and other valuable consideration, the sufficiency of which and the receipt of which are hereby acknowledged, Brunner, its respective officers, directors, employees, executors, administrators, agents, attorneys, successors and assigns shall and do hereby release and discharge, and by these presents do release and forever discharge Monumental, its respective officers, directors, employees, executors, administrators, agents, attorneys, successors and assigns, and all other persons, firms or corporations whomsoever, including AEGON USA Realty Advisors, Inc., of and from all claims, demands, damages, action or causes of action resulting, or to result, known and unknown, which have been asserted or could have been asserted in the aforesaid civil action.

                                       5.

         That it is understood and agreed that this settlement is the compromise of potential, doubtful and disputed claims and that this Mutual Release and Settlement Agreement is not and shall not be construed to be an admission of liability or guilt on the part of the parties hereby released.
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                                       6.

         That this Mutual Release and Settlement Agreement is entered into by and between the parties hereto without any party admitting any liability to the other; all such liability being expressly denied.

                                       7.

         That the undersigned hereby declare that this Mutual Release and Settlement Agreement contains the entire understanding among the parties and that the terms hereof have been completely read and are fully understood and voluntarily accepted for the purpose of making a full compromise, adjustment and settlement of all claims referred to above and for the express purpose of precluding any future litigation based upon any such claims.

     Signed, sealed and delivered at Cedar Rapids, on this 8th day of December, 1999.

                                               MONUMENTAL LIFE INSURANCE COMPANY

                                               BY:  THOMAS L. NORDSTROM
                                                   -----------------------------
                                               As its: Vice President
SWORN TO AND SUBSCRIBED BEFORE ME THIS
8TH DAY OF DECEMBER, 1999,
IN THE PRESENCE OF:

TAMARA L. BRUS
-------------------------------------
NOTARY PUBLIC STATE OF IA
                                             BRUNNER COMPANIES INCOME
                                             PROPERTIES, L.P., III

                                             BY: JAMES M. HULL
                                                 --------------------------
                                             As its: Agent

SWORN TO AND SUBSCRIBED BEFORE ME THIS
6TH DAY OF JANUARY, 2000,
IN THE PRESENCE OF:

J. RICHARD DUNSTAN
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KATHY S. HUSKEY
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NOTARY PUBLIC STATE OF GEORGIA